SECURITIES AND EXCHANGE COMMISSION



                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



       Date Report (Date of earliest event reported) November 17, 1997



                       BONNEVILLE PACIFIC CORPORATION
             --------------------------------------------------
             (Exact name of registrant as specified in charter)



Delaware                     0-14846                      87-0363215
-----------------------------------------------------------------------------
(State or other              (Commission                  IRA Employer
jurisdiction of              File Number)                 Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.	Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period October 1, 1997 to October 31, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.	Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BONNEVILLE PACIFIC CORPORATION



                                   /s/ Roger G. Segal
                                   By:  Roger G. Segal, Chapter 11 Trustee

DATED November 17, 1997

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BONNEVILLE PACIFIC CORPORATION



                               /s/ R. Stephen Blackham
                               By:  R. Stephen Blackham, Assistant Controller

DATED November 17, 1997

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------

28.1            Monthly Financial Report - Chapter
                11, for the period October 1, 1997
                to October 31, 1997, of the
                Registrant, dated November 17, 1997
                as filed by the Registrant with the
                United States Bankruptcy Court for
                the District of Utah, Central
                Division on November 17, 1997 . . . . . . . . . . . . . 5

                                                     MONTHLY FINANCIAL REPORT
                                                                   CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701            For Period October 1 to October 31, 1997
         ---------                       ---------    ----------------

        Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                                COVER SHEET
-----------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each    MONTH.  The debtor must attach each of the following
Required                 reports/documents unless the U.S. Trustee has waived
Report/Document          the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document    Previously
Attached    Waived       REQUIRED REPORTS/DOCUMENTS
------------------------------------------------------------------------------
 [ x ]       [   ]       Cash Receipts & Disbursements Statement(Form 2-B)
 [ x ]       [   ]       Balance Sheet (Form 2-C)
 [ x ]       [   ]       Profit and Loss Statement (Form 2-D)
 [ x ]       [   ]       Supporting Schedules (Form 2-E)
 [ x ]       [   ]       Quarterly Fee Summary (Form 2-F)
 [ x ]       [   ]       Narrative (Form 2-G)
 [ x ]       [   ]       Bank Statement(s) for Debtor in Possession Account(s)
------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: November 17, 1997
             -----------------
                                  Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                              /s/ R. Stephen Blackham
                                  By:         R. Stephen Blackham
                                  Position:   Assistant Controller

                      Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for
Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 17th day of November 1997.


                                      /s/ Roger G. Segal
                                      By:  Roger G. Segal, Chapter 11 Trustee

                 	DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          	Bankruptcy No. 91A-27701
                                 	Narrative
                  	For the Month Ended October 31, 1997


                                  	Form 2-G

-----------------------------------------------------------------------------

Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of October 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of October and the first part of November 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. The Litigation is now concluded.
---------------
(1) This narrative attempts to summarize significant events affecting the Company through November 13, 1997.
(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     On or about September 9, 1997 the Trustee timely received from Piper-Jaffray the $1,500,000.00 payment as required by the August 12, 1996 settlement agreement between the Company & Piper Jaffray (such settlement being in connection with the Segal (Trustee) v. Portland General et. al litigation).

     The Trustee has also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is considering possible claims against only one (1) individual who executed a tolling agreement. If the Trustee is not able to settle possible claims held by the estate against such person, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation.

     On October 20, 1997 the Trustee entered into a comprehensive settlement agreement with various individuals and entities collectively referred to as the "Bingham Parties"; one of the Bingham Parties had signed a tolling agreement. In the settlement the Trustee and the Bingham Parties waived all claims against one another, including the $221,176.00 unsecured claim (Claim No. 187) asserted by one of the Bingham Parties against the Debtor's estate. The settlement is conditioned upon approval by the Bankruptcy Court and a hearing on the Trustee's Motion for approval of the settlement is now scheduled for November 18, 1997.

     On or about November 12, 1997 the Trustee entered into a settlement agreement with Jerry Hansen ("Hansen") concerning Hansen's $182,347.00 unsecured priority claim against the estate (Claim No. 3097), which claim related to a November 1, 1990 employment agreement between Hansen and the Company. Pursuant to the settlement Hansen will be paid by the estate the sum of $55,000.00 within ten (10) business days after the approval of the settlement agreement by the Bankruptcy Court in full and complete satisfaction of such claim. The settlement is conditioned upon approval by the Bankruptcy Court; no hearing on the Trustee's motion for such approval has yet been scheduled.

     On September 30, 1997 the Trustee entered into a comprehensive Settlement Agreement with KLM Collections, Inc., a dissolved Utah professional corporation formerly known as Kruse, Landa & Maycock, a professional corporation, Kruse, Landa & Maycock, L.L.C., James R. Kruse and The Home Insurance Company (collectively the "Kruse Parties"); some of the Kruse Parties had signed tolling agreements. Pursuant to the settlement, the Kruse Parties agreed to pay the Trustee $900,000.00 and the parties agreed to a mutual release of claims against one another. The settlement was conditioned upon approval by the United States Bankruptcy Court. The hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on November 4, 1997 at which hearing the Court approved the settlement. The $900,000.00 settlement amount was paid to the Company after the Bankruptcy Court approved the settlement.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. As of September 30, 1997, there have however been no curtailments over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 and representatives of NPC have reached a preliminary settlement agreement relating to this curtailment issue, which settlement is subject to the approval of the Projects Lending Group and the Public Service Commission of Nevada ("PSCN"). The Trustee continues to monitor the appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting PSCN's approval of the settlement agreement, has been signed by the parties. The Project Lenders have approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November 3, 1997 with the Public Service Commission of Nevada.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute have reached an agreement in principal but a written agreement has not yet been executed. Attorneys for the EPA are drafting such an agreement, which the parties anticipate signing in the near future.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its
securities.  See 11 U.S.C. Section 510(b).   A hearing on the Motion was
scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately
350 additional claims have been filed since December 16, 1996. A total of more than 4,600 proofs of claims have now been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate filed on or about March 17, 1997 and the Annual Report for the period July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. The Trustee has objected to (with such objections having been sustained by the Bankruptcy Court) and will likely continue to object to a number of the new claims which have been filed. On October 23, 1997 the Trustee filed his objection to the approximately $325,000.00 Substantial Contribution Administrative Claim of the Official Bondholders Committee et.al. and a hearing on the objection is scheduled for December 8, 1997. The Trustee on November 13, 1997 filed an objection to certain claims filed after the supplementary claims bar date and a hearing on the objection is scheduled for December 15, 1997. The Trustee has also filed an objection to certain claims wherein the claimant has failed to sufficiently document the claim as required by Rule 3001 of the Bankruptcy Rules and a hearing on that objection is scheduled for November 18, 1997.

The Company made arrangements to have plugged certain geothermal wells associated with the Mammoth project in California. The work to plug and abandon the wells has been completed at a cost of approximately $110,000.00. Efforts to obtain the required releases from the State of California - Department of Conservation Division of Oil, Gas and Geothermal Resources, so that bonds posted by the Company could be released, were successful and the bonds were released on or about October 16, 1997.

In October of 1997 persons or entities affiliated with C. Derek Anderson and Plantagenet Partners filed a Schedule 13D with the United States Securities and Exchange Commission since such persons or entities had acquired 586,300 shares of the Company's common stock at a total cost of approximately $768,000.00.

The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505(b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his professionals are currently investigating whether the Company can presently, or in the future, assert any additional net operating loss carry forward in order to offset any possible tax liabilities for the present tax year or future tax years.

On June 23, 1997, the Bankruptcy Court granted the Trustee's Motion for Management Retention Programs for the Company's Subsidiaries. The Trustee has been working with the employees of Bonneville Fuels Corporation and Bonneville Pacific Service Corporation on employment agreements, all of which employment agreements have now been prepared and signed.


In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits.

At this time it is not known whether INTEREST will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction. One party in interest,
C. Derek Anderson, filed with the Bankruptcy Court on or about
September 25, 1997 a motion to determine status of unsecured creditor claims for post-petition interest; that motion has not been served or set for hearing.

The Company and the Trustee are now continuing with efforts to formulate and propose a plan of reorganization. While general plan negotiations with parties in interest have continued and the Trustee has had discussions with several parties in interest during the subject period, it will be several months, if not substantially more, before any creditor with an allowed claim
an anticipate receiving any distribution from the estate.   To date a general
consensus among creditors as to an agreeable plan of reorganization has NOT been reached.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has preliminarily completed most of its initial work in valuing the Company's (and its affiliates) business assets but has made no written report to the Trustee. The Trustee has not yet decided whether to make public the valuation work to date performed by Bear, Stearns & Company. However, in part based upon the preliminary valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy
Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is likely materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

For additional information concerning the Company see the "Report of Trustee Regarding Administration of the Estate from July 1, 1996 through
June 30, 1997" filed by the Trustee on September 4, 1997.

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                  For Period October 1 -October 31, 1997
-----------------------------------------------------------------------------

                           CASH RECONCILIATION

1.  Beginning Cash Balance:                                $142,825,212.22

2.  Cash Receipts:  (See Page 2 of 2)          723,007.41

3.  Cash Disbursements:  (See Page 2 of 2)    (147,513.05)

4.  Net Cash Flow:                                              575,494.36
                                                                ----------
5.  Ending Cash Balance:                                   $143,400,706.58
                                                           ===============

                 CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                        AMOUNT                 FINANCIAL INSTITUTION
PAYROLL ACCOUNT                        $447.35        FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                     531.65        KEY BANK OF UTAH
GENERAL CORP CASH                   400,590.68        KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT       2,738,629.06  (A)   KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT       11,331,322.71  (A)   US BANK
CHPTR 11 TRUSTEE - JT CD         14,633,595.35  (A)   KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD         20,815,154.49  (A)   BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS          16,067.05  (A)   BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT  93,238,103.31  (A)   NATIONS BANK
PROCEEDS FROM ASSET SALES             4,088.77  (A)   KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE         222,176.16        KEY BANK OF UTAH
                                    ----------
                               $143,400,706.58
                               ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                   For Period October 1- October 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNALS

BANK ACCOUNT                        TOTAL           PAGE REF
PAYROLL ACCOUNT                      $19,554.78        A
PAYROLL TAX ACCOUNT                    8,986.65        B
GENERAL CORP CASH                    238,247.22        C
CHPTR 11 TRUSTEE JOINT ACCT           10,942.74        E
CHPTR 11 TRUSTEE - CD ACCT            73,174.28        F
CHPTR 11 TRUSTEE - JT CD                   0.00       N/A
CHPTR 11 TRUSTEE - JT CD                   0.00       N/A
CHPTR 11 TRUSTEE JT SAVINGS               54.67        G
CHPTR 11 TRUSTEE JOINT MMA ACCT      399,809.02        H
PROCEEDS FROM ASSET SALES                 11.27        I
KYOCERA MAINTENANCE RESERVE           10,768.21        J
                                      ---------
                                     761,548.84
     LESS:  ACCOUNT TRANSFERS        (38,541.43)
                                      ---------
     TOTAL CASH RECEIPTS            $723,007.41
                                    ===========


                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                        TOTAL            PAGE REF
PAYROLL ACCOUNT                      $19,590.11        A
PAYROLL TAX ACCOUNT                    8,989.09        B
GENERAL CORP CASH                    156,554.73        D
CHPTR 11 TRUSTEE JOINT ACCT               55.00        E
CHPTR 11 TRUSTEE - CD ACCT                 0.00        F
CHPTR 11 TRUSTEE - JT CD                   0.00       N/A
CHPTR 11 TRUSTEE - JT CD                   0.00       N/A
CHPTR 11 TRUSTEE JT SAVINGS                0.00        G
CHPTR 11 TRUSTEE JOINT MMA ACCT          865.55        H
PROCEEDS FROM ASSET SALES                  0.00        I
KYOCERA MAINTENANCE RESERVE                0.00        J
                                           ----
                                     186,054.48
     LESS:  ACCOUNT TRANSFERS        (38,541.43)
                                      ---------
     TOTAL CASH DISBURSEMENTS       $147,513.05
                                    ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               Payroll Account
                  For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR               AMOUNT       DESCRIPTION
10/10/97  CK# 6604    BPC - GENERAL        $9,747.13   PAYROLL TRANSFER
10/29/97  CK# 6629    BPC - GENERAL         9,807.65   PAYROLL TRANSFER
                                            --------
          TOTAL CASH RECEIPTS             $19,554.78
                                          ==========


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                AMOUNT        DESCRIPTION
10/15/97              PAYROLL SUMMARY       $9,747.13
10/31/97              PAYROLL SUMMARY        9,807.65
10/31/97  BANK STMT   KEY BANK OF UTAH          35.33    SERVICE CHARGE
                                                -----
          TOTAL CASH DISBURSEMENTS         $19,590.11
                                           ==========

                                      A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                   For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                AMOUNT       DESCRIPTION
10/10/97  CK# 6605    BPC - GENERAL        $4,172.44    PR TAX TRANSFER
10/24/97  CK# 6627    BPC - GENERAL           612.45    PR TAX TRANSFER
10/29/97  CK# 6630    BPC - GENERAL         4,201.76    PR TAX TRANSFER
                                            --------
          TOTAL CASH RECEIPTS              $8,986.65
                                           =========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                         AMOUNT      DESCRIPTION
10/15/97  KEY TAX    KEY BANK OF UTAH              $3,468.10   FEDERAL TAX DEPOSIT
10/24/97  KEY TAX    KEY BANK OF UTAH                  18.79   FEDERAL UNEMPLOYMENT TAX
10/24/97  CK #1249   UTAH DEPT OF EMPLOY SECURITY     593.66   STATE UNEMPLOYMENT TAX
10/31/97  KEY TAX    KEY BANK OF UTAH               3,492.93   FEDERAL UNEMPLOYMENT TAX
10/31/97  CK# 1250   UTAH ST TAX COMMISSION         1,413.17   STATE TAX DEPOSIT
10/31/97  BANK STMT  KEY BANK OF UTAH                   2.44   SERVICE CHARGE
                                                        ----
          TOTAL CASH DISBURSEMENTS                 $8,989.09
                                                   =========

                                      B

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                  For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT       DESCRIPTION
10/02/97  DS100297   THERAPIST UNLIMITED           $361.00  RENT INCOME-OFFICE SPACE
10/02/97  DS100297   BEUS GILBERT & MORRILL         102.88  EXPENSE REIMBURSEMENT
10/02/97  DS100297   WYNN JOHNSON               100,000.00  SETTLEMENT PAYMENT
10/28/97  DS102897   SAN DIEGO GAS & ELECTRIC     2,779.16  ENERGY REVENUE-KYOCERA
10/31/97  DS103197   CLARK MOWER                     37.96  EXPENSE REIMBURSEMENT
10/31/97  DS103197   KYOCERA AMERICA            133,514.62  ENERGY REVENUE-KYOCERA
10/31/97  BANK STMT  KEY BANK OF UTAH             1,451.60  INTEREST INCOME
                                                  --------
          TOTAL CASH RECEIPTS                  $238,247.22
                                               ===========

                                      C

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                  For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                           AMOUNT      DESCRIPTION
10/01/97  1006577    50 WEST BROADWAY ASSOCIATES     $12,573.00  RENT-OFFICE SPACE & PARKING
10/01/97  1006578    AIRBORNE EXPRESS                     19.96  EXPRESS MAIL EXPENSE
10/01/97  1006579    AMPCO SYSTEM PARKING                195.00  RENT-PARKING
10/01/97  1006580    BPC-KYOCERA MAINT RESERVE        10,000.00  TRANSFER-MAINT RESERVE
10/01/97  1006581    HERITAGE PRODUCTS                   446.89  OFFICE SUPPLIES & EXPENSE
10/01/97  1006582    NEWSPAPER AGENCY CORPORATION        240.24  SUBSCRIPTION
10/01/97  1006583    OMNI COMPUTER PRODUCTS               24.63  OFFICE SUPPLIES & EXPENSE
10/01/97  1006584    REDMAN VAN & STORAGE CO INC          84.87  RENT-STORAGE SPACE
10/01/97  1006585    STEVEN STEPANEK                       9.96  TRAVEL REIMBURSEMENT
          1006586    VOID
10/09/97  1006587    TOTAL DENTAL ADMINISTRATORS       3,149.12  INSURANCE-DENTAL
10/08/97  1006588    AIRBORNE EXPRESS                     31.25  EXPRESS MAIL EXPENSE
10/08/97  1006589    AUTOMATED OFFICE SYSTEMS INC         91.14  OFFICE SUPPLIES & EXPENSE
10/08/97  1006590    BENEFICIAL LIFE INSURANCE           778.21  INSURANCE-LIFE
10/08/97  1006591    BONNEVILLE PACIFIC SERVICES         615.64  KYOCERA-O&M EXPENSE
10/08/97  1006592    COMPUSERVE                            9.95  OFFICE SUPPLIES & EXPENSE
10/08/97  1006593    FRONTIER COMMUNICATIONS             496.20  TELEPHONE EXPENSE
10/08/97  1006594    MOUNT OLYMPUS WATER                  58.57  OFFICE SUPPLIES & EXPENSE
10/08/97  1006595    THE PRUDENTIAL                      999.20  INSURANCE-DISABILITY
10/08/97  1006596    REDMAN VAN & STORAGE CO INC         142.22  RENT-STORAGE SPACE
10/08/97  1006597    SAN DIEGO GAS & ELECTRIC            101.26  KYOCERA-O&M EXPENSE
10/08/97  1006598    STOREY DRILLING SERVICES         27,365.08  COST OF ABANDONED PROPERTY
10/08/97  1006599    THERAPISTS UNLIMITED                326.07  RENT REFUND
10/08/97  1006600    TRAVEL ZONE CRUISE ZONE           3,240.09  TRAVEL EXPENSE
10/08/97  1006601    UNUM LIFE INSURANCE CO            1,447.07  INSURANCE-DISABILITY
          1006602    VOID
10/10/97  1006603    UNITED HEALTH CARE               20,819.11  INSURANCE-HEATLH
10/10/97  1006604    BPC-PAYROLL ACCOUNT               9,747.13  TRANSFER-PAYROLL ACCT
10/10/97  1006605    BPC-PAYROLL TAX ACCOUNT           4,172.44  TRANSFER-PAYROLL TAX ACCT
10/10/97  1006606    WELLS FARGO BANK                    755.22  401K CONTRIBUTIONS
10/10/97  1006607    WELLS FARGO BANK                     37.04  401K EMPLOYEE LOAN
10/15/97  1006608    AIRBORNE EXPRESS                     34.14  EXPRESS MAIL EXPENSE
10/15/97  1006609    CSC NETWORKS                      1,716.00  OFFICE SUPPLIES & EXPENSE
10/15/97  1006610    GEOTHERMEX INC                    8,156.80  COST OF ABANDONED PROPERTY
10/15/97  1006611    GENERATOR POWER SYSTEMS INC      17,447.22  KYOCERA-O&M EXPENSE
10/15/97  1006612    REDMAN VAN & STORAGE CO INC         498.11  RENT-STORAGE SPACE
10/15/97  1006613    SEDGWICK OF TENNESSEE INC           301.00  INSURANCE-GENERAL LIABILITY
10/15/97  1006614    VISIBLE COMPUTER SUPPLY CO           58.90  OFFICE SUPPLIES & EXPENSE
10/24/97  1006615    MOUNT OLYMPUS WATER                  23.98  OFFICE SUPPLIES & EXPENSE
10/24/97  1006616    MOUNTAIN STATES OFFICE PRODUCTS     105.04  OFFICE SUPPLIES & EXPENSE
10/24/97  1006617    CLARK MOWER                         647.72  TRAVEL REIMBURSEMENT
10/24/97  1006618    THE PLANT GALLERY                    69.50  OFFICE SUPPLIES & EXPENSE
10/24/97  1006619    RESEARCH INSTITUTE OF AMERICA        94.19  PUBLICATIONS
10/24/97  1006620    SECRETARY OF STATE OF CALIFORNIA     20.00  OFFICE SUPPLIES & EXPENSE

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                           General Corp Cash
                 For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                  CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                             AMOUNT       DESCRIPTION
10/24/97  1006621    SWIRE COCA COLA USA                     45.62  OFFICE SUPPLIES & EXPENSE
10/24/97  1006622    US WEST COMMUNICATIONS                 783.40  TELEPHONE EXPENSE
10/24/97  1006623    STATE OF UTAH DEPT OF COMMERCE          10.00  OFFICE SUPPLIES & EXPENSE
10/24/97  1006624    XEROX CORPORATION                      404.72  OFFICE SUPPLIES & EXPENSE
10/24/97  1006625    MARCIA CUSTER                          288.42  OFFICE SUPPLIES & EXPENSE
10/24/97  1006626    TRAVEL ZONE CRUISE ZONE                158.00  TRAVEL EXPENSE
10/24/97  1006627    BPC PAYROLL TAX ACCOUNT                612.45  TRANSFER-PAYROLL TAX ACCT
10/24/97  1006628    WORKERS COMPENSATION FUND OF UT        277.62  INSURANCE-WORKERS COMP
10/29/97  1006629    BPC-PAYROLL ACCOUNT                  9,807.65  TRANSFER-PAYROLL ACCT
10/29/97  1006630    BPC-PAYROLL TAX ACCOUNT              4,201.76  TRANSFER-PAYROLL TAX ACCT
10/29/97  1006631    WELLS FARGO BANK                       753.08  401K CONTRIBUTIONS
10/29/97  1006632    WELLS FARGO BANK                        37.04  401K EMPLOYEE LOAN
10/29/97  1006633    AIRBORNE EXPRESS                        19.96  EXPRESS MAIL EXPENSE
10/29/97  1006634    BENEFICIAL LIFE INSURANCE              766.15  INSURANCE-LIFE
10/29/97  1006635    LOG HAVEN                            1,500.00  DEPOSIT FOR HOLIDAY PARTY
10/29/97  1006636    REDMAN VAN & STORAGE CO INC             84.87  RENT
10/29/97  1006637    SWIRE COCA COLA USA                     10.62  OFFICE SUPPLIES & EXPENSE
10/29/97  1006638    UNUM LIFE INSURANCE CO               1,488.39  INSURANCE-DISABILITY
10/29/97  1006639    US TRUSTEE                           8,000.00  QUARTERLY DISBURSEMENT FEE
10/30/97  1006640    PASSPORT SERVICES                      105.75  OFFICE SUPPLIES & EXPENSE
10/31/97  BANK STMT  KEY BANK OF UTAH                        50.07  BANK SERVICE CHARGE
                                                             -----
          TOTAL CASH DISBURSEMENTS                     $156,554.73
                                                       ===========

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                     Chapter 11 Trustee Joint Account
                 For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                         CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT      DESCRIPTION
10/31/97  BANK STMT  KEY BANK             10,942.74   INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT      DESCRIPTION
10/31/97  BANK STMT  KEY BANK OF UTAH     55.00       BANK SERVICE CHARGE

                                    E

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                     Chapter 11 Trustee  - CD Account
                 For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                         CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
10/31/97  BANK STMT  US BANK             $73,174.2   INTEREST INCOME

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT      DESCRIPTION
                     NONE


                                    F

                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                     Chapter 11 Trustee JT Savings
                For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR               AMOUNT      DESCRIPTION
10/31/97   BANK STMT  BANK ONE            $54.67      INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT      DESCRIPTION
                     NONE


                                      G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - MMA Account
                   For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
10/31/97  BANK STMT  NATIONS BANK         $399,809.02  INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
10/31/97  BANK STMT  NATIONS BANK        865.55      BANK SERVICE CHARGE

                                       H

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Proceeds From Asset Sales
                   For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
10/31/97  BANK STMT  KEY BANK OF UTAH    $11.27      INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT      DESCRIPTION
                     NONE


                                      I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                   For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
10/01/97  CK# 6580   BONNEVILLE PACIFIC CORP  $10,000.00  TRANSFER
10/31/97  BANK STMT  KEY BANK OF UTAH             768.21  INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,768.21
                                              ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT      DESCRIPTION
                     NONE


                                      J

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                Balance Sheet
                           As of October 31, 1997
-----------------------------------------------------------------------------

ASSETS
Current Assets:
   Cash                                        $143,400,707
   Accounts receivable - trade                       31,590
   Accounts receivable - settlements (Note 4)     5,562,814
   Accounts receivable - affiliates                 313,657
   Prepaid insurance                                 45,105
   Accrued interest receivable                      401,745
                                                    -------
   Total current assets                                       $149,755,618

Fixes Assets:
   Land                                             198,424
   Equipment, furniture and fixtures              3,785,116
                                                  ---------
   Total fixed assets                             3,983,540
   Less:  Accumulated depreciation               (3,135,326)
                                                  ---------
   Net fixed assets                                                848,214
Other Assets:
   Investment in and advances to subsidiaries
     and partnership                             29,027,311
   Other assets                                       1,820
                                                      -----
   Total other assets                                           29,029,131
                                                                ----------
TOTAL ASSETS                                                  $179,632,963
                                                              ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                        $111,909
   Accounts payable - professional fees
     and costs                                    2,457,204
   Accrued income taxes payable (Note 5)            227,176
   Taxes payable                                    115,284
   Accrued interest                                       0
                                                          -
   Total post-petition liabilities                              $2,911,573
Pre-Petition Liabilities:
   Priority claims                                    5,180
   Secured debt                                           0
   Unsecured debt (Notes 1 and 3)                99,954,468
                                                 ----------
Total Pre-Petition Liabilities                                  99,959,648
                                                                ----------
TOTAL LIABILITIES                                              102,871,221

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                 213,752
Paid-In-Capital                                 121,590,029
Treasury Stock                                   (2,308,255)
Retained Earnings:
   Pre-Petition                                 (56,551,908)
   Post-Petition                                 13,818,124
                                                 ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                            76,761,742
                                                                ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                          $179,632,963
                                                              ============

                                                                  Form 2-C

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Profit and Loss Statement
                    For Period October 1 - October 31, 1997
-----------------------------------------------------------------------------

Gross operating revenue                           $127,822
Less discount, returns and allowances                    0
                                                         -
   Net operating revenue                                     $127,822
   Cost of goods sold                                        (151,240)
                                                              -------
   Gross profit                                               (23,418)

Operating expenses:
   Salaries and wages                               28,734
   Rent and leases                                   1,996
   Payroll taxes                                    12,293
   Insurance                                         5,267
   Other                                            16,649
                                                    ------
     Total operating expenses                                 (64,939)

     Operating income (loss)                                  (88,357)

Legal and professional fees and costs (Note 4)      88,350
Depreciation, depletion and administration           1,333
Claims settlement expense                                0
Interest expense                                         0
                                                         -
    Total                                                     (89,683)
                                                              -------
    Net operating income (loss)                              (178,040)

Non-operating income and (expenses):
    Interest income                                644,404
    Other income                                     2,126
    Other income - settlements (Note 4)             53,430
    Equity in earnings (losses) of subsidiaries
      and partnerships (Note 2)                    (99,695)
                                                    ------
        Net non-operating income or (expenses)                600,265
                                                              -------
        Net income (loss) before income taxes                 422,225

        Provision for income taxes (Note 5)                    14,600
                                                               ------
        NET INCOME (LOSS)                                    $407,625
                                                             ========

                                                             Form 2-D
                                                          Page 1 of 3

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                   General Notes to Financial Statements
                 For Period October 1 to October 31, 1997
-----------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post-petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, pre-petition unsecured debt does not include any accrual of interest after December 5, 1991. These financial statements are prepared in a format required by the U.S. Bankruptcy
    Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
              General Notes to Financial Statements (Continued)
                   For Period October 1 to October 31, 1997
-----------------------------------------------------------------------------

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of October 31, 1997 and are reflected on the October 31, 1997 Financial Statements. Approved settlements are as follows:

             W. Johnson                  $1,062,814
             Westinghouse Electric        3,000,000
             Piper Jaffray                1,500,000
                                          ---------
                                         $5,562,814

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.


                                                                     Form 2-D
                                                                  Page 3 of 3

                                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                           Case No. 91A-27701
                                 Taxes Payable Schedule (Post-Petition)
                              For the Period October 1 to October 31, 1997

                              Beginning                                 Payments    Date      Check     Ending
                              Balance        Adjustments   Additions     Deposits    Paid      Numb.     Balance
Income tax withheld:
   Federal                           $0.00   $0.00          ($4,193.41)   $2,090.50  10/15/97  KEY TAX          $0.00
                                                                          2,102.91  10/31/97  KEY TAX
   State                              0.00                   (1,413.17)    1,413.17  10/31/97  1250

FICA tax withheld                     0.00                   (1,383.81)      688.80  10/15/97  KEY TAX
                                                                             695.01  10/31/97  KEY TAX           0.00

Employer's FICA tax                   0.00                   (1,383.81)      688.80  10/15/97  KEY TAX
                                                                             695.01  10/31/97  KEY TAX           0.00

Unemployment tax:
   Federal                            0.00                      (18.79)       18.79  10/15/97  KEY TAX           0.00
   State                              0.00                     (593.66)      593.66  10/31/97  1249              0.00

Sales, use & excise taxes             0.00                                                                       0.00
   Property taxes              (113,067.00)                  (2,217.00)                                   (115,284.00)

Accrued income tax:
   Federal                     (219,176.00)   0.00           (8,000.00)                                   (227,176.00)
   State                              0.00    0.00                0.00         0.00                              0.00

Delaware franchise tax                0.00                                                                       0.00

Employee withholding                  0.00    0.00           (1,508.30)      755.22  10/10/97  1006606           0.00
                                      ----    ----            --------       753.08  10/29/97  1006631           ----
                                                                             ------
TOTALS                        ($332,243.00)  $0.00         ($20,711.95)  $10,494.95                      ($342,460.00)
                               ===========   =====          ==========   ==========                       ===========

                        DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                                  Insurance Schedule
                       For Period October 1 to October 31, 1997

                                                               Policy
                                                  Amount of    Expiration   Premium Paid
                        Carrier/Agent             Coverage     Date         Thru Date
Worker's Compensation   Various State Funds       Statutory
                                                  $1,000,000   (A)          10/31/97

General Liability       Travelers Insurance/
                        Sedgwick James            5,000,000    08/17/98     08/17/98

Vehicles                Travelers Insurance/
   (Hired/Non-Owned)    Sedgwick James            5,000,000    08/17/98     08/17/98

Property:
   Bonneville Pacific   Federal Insurance Co./
                        Sedgwick James            735,000      08/17/98     08/17/98

   Kyocera              Federal/Hartford Steam/
                        Sedgwick James            5,352,879    08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                  For Period October 1 to October 31, 1997
-----------------------------------------------------------------------------

                                                        Accounts
                           Non-Affiliate   Accounts     Payable
                           Accounts        Payable      Professional
                           Receivable      Trade        Fees
Under 30 days              $5,594,405        $100,735   $2,457,204
30 to 60 days                       0           6,600            0
61 to 90 days                       0               0            0
Over 90 days                        0           4,574            0
                                    -           -----            -
Total post-petition         5,594,405         111,909    2,457,204

Pre-petition amounts                0       3,665,012            0
                                    -       ---------            -
Total accounts receivable  $5,594,405
                           ==========
Total accounts payable                     $3,776,921   $2,457,204
                                           ==========   ==========

                           Affiliate
                           Accounts
                           Receivable

Under 30 days               $29,134
30 to 60 days                 5,461
61 to 90 days                53,624
Over 90 days                225,438
                            -------
Total post-petition
  affiliate accounts
  receivable               $313,657
                           ========

                                                                     Form 2-E
                                                                  Page 3 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                   For Period October 1 to October 31, 1997
-----------------------------------------------------------------------------

                                              Date of
                                              Court      Estimated
                                Amount Paid   Approval   Balance Due
Court Appointed Trustee               $0                    $64,063    (1)
Trustee's Counsel                      0                    213,714    (1)
Trustee's Accountants                  0                     88,379
Trustee's Special Plan Counsel         0                     90,000
Special Litigation Counsel for
  Trustee - Costs                      0                     14,987
  Trustee - Fees                 495,000      09/09/97    1,835,139    (2)
Auditors                               0                     10,922
Financial Consultants                  0                    140,000
                                       -                    -------
  Total                         $495,000                 $2,457,204
                                ========                 ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

         1.  $3,000,000.00 - Westinghouse Settlement    Fees - $990,000.00
         2.  $1,500,000.00 - Piper Jaffray Settlement   Fees - $495,000.00
         3.  $1,050,000.00 - Johnson Settlement         Fees - $346,500.00
         4.  $2,361.00 - Cost Offset
         5.  $30,000.00 - Gerry Monson Settlement       Fees - $6,000.00

    The $3,000,000.00 Westinghouse settlement payment, the $1,500,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received. Settlements have been booked as receivables.

                                                                     Form 2-E
                                                                  Page 4 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                 Schedule of Payments to Principal/Executives
                   For Period October 1 to October 31, 1997
-----------------------------------------------------------------------------

Payee Name          Position    Nature of Payment      Amount
Ralph F. Cox        Director    Director Fees               $0.00

Calvin L. Rampton   Director    Director Fees               $0.00

Clark M. Mower      President   Salary                 $12,566.68
                                Expense Reimbursement     $647.72

                                                                     Form 2-E
                                                                  Page 5 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                            Quarterly Fee Summary
                         Month Ended October 31, 1997
-----------------------------------------------------------------------------

                       Cash           Quarterly   Payment
                       Disbursement   Fee Due     Check No.   Date
January                 $220,508.24
February                 169,408.87
March                    215,808.71
                         ----------
   Total 1st Quarter     605,725.82   $3,750.00   1006268     04/17/97

April                  4,093,233.83
May                      128,144.26
June                     152,976.15
                         ----------
   Total 2nd Quarter   4,374,354.24   $8,000.00   1006458     07/23/97

July                     126,042.84
August                 2,298,948.13
September                957,979.91
                         ----------
   Total 3rd Quarter   3,382,970.88   $8,000.00   1006639     10/29/97

October                  147,513.05
November
December
                         ----------
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F